--------------------------------------------------------- ---------------------

Invoice Summary                                           Mark Rumph
Invoice: Summary  12/04/04 - 10/31/2005                   8 Silkberry
Date: November 13, 2005                                   Irvine, CA 92604
                                                          (949) 394 5537

--------------------------------------------------------- ---------------------


--------------------------------------------------------------------------------

To:                                             Ship to (if different address):
Cobalis
2445 McCabe Way
Irvine, CA 92614
949-757-0001
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
        Hours                                     DESCRIPTION                                   Unit Price             TOTAL
                        ----------------------------------------------------------------- --------------------- --------------------
----------------------- ----------------------------------------------------------------- --------------------- --------------------

                        12/05/2004 - 12/31/2004            Invoice # 222                                                $600.00

                                                                                                                        $878.00
                        01/01/2005 - 1/31/2005             Invoice # 223
                                                                                                                        $650.00
                        02/01/2005 - 2/28/2005             Invoice # 224
                                                                                                                        $600.00

                        03/01/2005 - 03/31/2005            Invoice # 225                                                 $700.00

                                                                                                                        $600.00
                        04/01/2005-04/30/2005              Invoice # 226
                                                                                                                        $972.00
                        05/01/2005-05/31/2005              Invoice # 227
                                                                                                                        $900.00
                        06/01/2005-06/30/2005              Invoice # 228
                                                                                                                       $1050.00
                        07/01/2005 - 07/31/2005            Invoice # 229
                                                                                                                       $1755.00
                        8/01/2005 - 08/31/2005             Invoice # 230
                                                                                                                       $1350.00

                        9/01/2005 -  09/30/05              Invoice # 231

                        10/01/2005 - 10/31/05              Invoice # 232


----------------------- ----------------------------------------------------------------- --------------------- --------------------
                                                                                                                --------------------
                                                                                                     Sub Total          $11030.00
                                                                                                                --------------------
                                                                                                                ====================
                                                                                                     TOTAL DUE          $11030.00
                                                                                                                ====================